UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
______________________

FORM 8-K

_______________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 12, 2014 (August 11, 2014)

FORESIGHT ENERGY LP
(Exact Name of Registrant as Specified in Charter)
__________________________

Delaware	001-36503	80-0778894
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

211 North Broadway Suite 2600 Saint Louis, MO (Address of Principal Executive Offices) 63102 (zip code)

(314) 932-6160
(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

______________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On August 11, 2014, Foresight Energy LP (the “Partnership”) announced by press release that the Partnership’s Hillsboro mine has resumed normal mining operations, including the operation of the longwall.  A copy of the press release issued by the Partnership is filed with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

The information in this Current Report on Form 8-K (including the exhibit attached hereto) is being furnished under Item 7.01 and shall not be  deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to  the liability of such section or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as  shall be expressly set forth by specific reference in such a filing.

Item 9.01                Financial Statements and Exhibits.

(d)	Exhibits

See the Exhibit Index attached to this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 12, 2014

FORESIGHT ENERGY LP By Foresight Energy GP LLC, its general partner By: /s/ Michael J. Beyer Michael J. Beyer President & Chief Executive Officer

Exhibit Index

Exhibit Number	Exhibit Title or Description
99.1	Press release issued by Foresight Energy LP on August 11, 2014